EXHIBIT 13.2

Certification by Principal Financial Officer

Pursuant to Section 90 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Globavend Holdings Limited (the “Company”) on Form 20-F for the year ended September 30, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Tsz Ngo Yu, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 12, 2025

By:	/s/ Tsz Ngo Yu
Name:	Tsz Ngo Yu
Title:	Chief Financial Officer